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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 3, 1996
                                                  ------------------------------



                             SPARTA PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-23076                56-1755527
 (State or Other Jurisdiction      (Commission          (IRS Employer
  of Incorporation)                File Number)        Identification No.)


111 Rock Rd.       Horsham,    PA                                19044
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code        (215) 442-1700
                                                    ----------------------------



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ITEM 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events

          On September 3, 1996, Sparta Pharmaceuticals, Inc. issued a press release filed as Exhibit 99.8 hereto announcing the commencement of its first U.S. clinical trial with RII retinamide.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.


      (a) Financial Statements of Sparta Pharmaceuticals, Inc.
          -----------------------------------------------------

          Not applicable.

      (b) Pro Forma Financial Information
          -------------------------------

          Not applicable

      (c) Exhibits
          --------

          99.8      --  Press Release, dated as of September 3, 1996, announcing the commencement of Sparta's first U.S. clinical trial with RII retinamide.






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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Sparta Pharmaceuticals, Inc.

October 21, 1996                        By:  /s/ Jerry B.  Hook
--------------------------                   ------------------------
        Date                                 Jerry B.  Hook, Ph.D. President,
                                             Chief Executive Officer & Director
                                             (principal executive officer)





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                                   EXHIBIT INDEX

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Exhibit
Number                                 Description                          Page
------                                ------------                          ----

99.8              --  Press Release,  dated as of September 3,               5
                      1996, announcing the commencement of Sparta's first U.S. clinical trial with RII retinamide.